SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): May 12, 2005


                           DRAGON GOLD RESOURCES, INC.
                      -----------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-50541
                            (Commission file number)

        Nevada                                          88-0507007
---------------------------               --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
 of incorporation)


         REGENTS PLACE, 338 EUSTON ROAD, LONDON, UNITED KINGDOM NW1 3BT
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 44-207-416-4920
              (Registrant's telephone number, including area code)
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 5.02(c).   Other Events

Effective as of May 12, 2005, the Company entered into an employment agreement with Mr. Andrew F De P Malim. Mr. Malim will serve as Chairman of the Board of Directors for the Company for a five year period. His compensation will include 1,000,000 restricted shares of the Company's common stock, and an option to purchase 3,000,000 restricted shares of Common Stock of the Company with 1/3 of the shares being exercisable on the first anniversary of the employment agreement, 1/3 exercisable on the second anniversary, and the remaining 1/3 exercisable on the third anniversary of the employment agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRAGON GOLD RESOURCES, INC.


May 12, 2005                           /s/ Johannes Petersen
                                       -----------------------------------------
                                       Johannes Petersen, President and
                                       Chief Executive Officer